MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Select Institutional Fund

SUPPLEMENT DATED SEPTEMBER 19, 2008 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2008

Effective September 19, 2008, the Statement of Additional Information is amended as set forth below:

The Board of Trustees has voted to eliminate the 5% limit on borrowings set forth in non-fundamental restriction (c) with respect to Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund and Merrill Lynch Select Institutional Fund found on page 6. The Funds remain subject to the borrowing restrictions set forth in fundamental restriction (5) also found on page 6.

Code #FFINST-SAI-0808-SUP